Loans and Allowance for Credit Losses (Components of Investment in Direct Financing Leases) (Detail) - JPY (¥) ¥ in Millions	Mar. 31, 2017	Mar. 31, 2016
Financing leases, net investment in direct financing leases:
Minimum lease payments receivable	¥ 1,672,338	¥ 1,640,245
Estimated residual values of leased property	29,314	28,780
Less-unearned income	(234,874)	(223,476)
Net investment in direct financing leases	¥ 1,466,778	¥ 1,445,549